SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):           November 17, 1999
                                             ----------------



                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                 0-10786              13-3032158
------------------         ------------         --------------
 (State or other           (Commission          (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


702 Spirit 40 Park Drive, Chesterfield, Missouri         63005
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                               (636) 530-8000
                                                  --------------

Item 5.   Other Events.
          -------------

     On November 17, 1999, the Registrant announced that plaintiffs CAT Contracting, Inc. and Inliner U.S.A. (now called FirstLiner U.S.A., Inc.) had dismissed with prejudice their previously reported lawsuit against the Registrant in the U.S. District Court for the Southern District of Texas, Houston Division, pending since October 1996,[F1] which included claims, among others, of antitrust activities and unfair competition. After initial pre-trial disclosures, plaintiffs unilaterally approached the Registrant to terminate the lawsuit. No payments or other concessions were made by the Registrant. Reference is hereby made to the Registrant's press release issued November 17, 1999 attached to this Current Report as Exhibit 99, which is hereby incorporated into this item.


Item 7.
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     (c) Exhibits.

     The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.



















---------------------------------
[F1] Inliner U.S.A. and Cat Contracting, Inc. v. Insituform
     Technologies, Inc., et.al. (Civil Action No. H96-3627).

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/Robert L. Kelley
                              ------------------------------
                              Robert L. Kelley
                              Vice President - General Counsel

Dated: November 24, 1999

                        INDEX TO EXHIBITS


Exhibit        Description
-------        ------------

99             Press Release of the Registrant issued November 17,
               1999